INCOME TAXES (Tables)	12 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES

The significant components of deferred income tax expense/(benefit) from operations for each of the years ended March 31 are approximated as following:

Deferred income taxes	2023 ($)	2022 ($)

Net operating loss carry-forwards	64,241	64,241

Net deferred tax asset	64,241	64,241

Valuation allowance	(64,241)	-
	-	64,241